Exhibit 10.29

FOURTH AMENDMENT
TO THE
IR EXECUTIVE DEFERRED COMPENSATION PLAN

            WHEREAS, Ingersoll-Rand Company (the "Company") maintains the IR Executive Deferred Compensation Plan (the "Plan") which was originally effective on January 1, 1997; and

            WHEREAS, the Company reserved the right to amend the Plan in accordance with Section 9.1 thereof, and

            WHEREAS, the Company, acting through its Compensation Committee, desires to amend the Plan:

            NOW, THEREFORE,the Plan is hereby amended as set forth below:

1.         Effective January 1, 2002, Section 2.2 is hereby amended to read as follows:

           "2.2            "Administrative Committee" shall mean the committee appointed by the Chief Executive Officer of the Company which will administer the Plan in accordance with the duties delegated to it by the Compensation Committee or as set forth herein."

2.        Effective January 1, 2001, Section 2.6 is hereby amended to read as follows:

           "2.6            "Cash Incentive Compensation Award" means any of the Participant's annual cash incentive compensation awards."

3.        Effective January 1, 2002, Section 2.9 is hereby amended to read as follows:

          "2.9            "Compensation Committee" means the Compensation and Nominating Committee of the Board of Directors of Ingersoll-
            Rand Company Limited."

4.        Effective May 1, 2002, Section 2.9 is hereby amended to read as follows:

           "2.9            "Compensation Committee" means the Compensation Committee of the Board of Directors of Ingersoll-Rand Company
             Limited."

5.        Effective May 29, 2003, Section 2.11 is hereby amended to read as follows:

           "2.11            "Deferral Amount" means the amount of a Participant's Cash Incentive Compensation Award, Base Salary and Dividends
             on Stock Grants actually deferred under the Plan by the Participant pursuant to Section 4 for any one Plan Year.  Effective May 29, 2003,
             Deferral Amount shall also mean, with respect to a Participant who participates in the Ingersoll-Rand Company Elected Officers
             Supplemental Program or the Ingersoll-Rand Company Supplemental Key Management Plan, the amount that would be payable to the
             Participant under the Ingersoll-Rand Company Elected Officers Supplemental Program, Ingersoll-Rand Company Supplemental Key
             Management Plan, Ingersoll-Rand Company Supplemental Employee Savings Plan and/or the Ingersoll-Rand Company Supplemental
             Pension Plan but for the Participant's deferral under Section 4 of the Plan and the applicable provisions of the Ingersoll-Rand Company
             Supplemental Employee Savings Plan and/or the Ingersoll-Rand Company SupplementalPension Plan."

6.        Effective January 1, 2004,Section 2.29 is hereby amended to read as follows:

           "2.29            "Supplemental Contribution" means an additional amount to be credited to a Participant's Supplemental Contribution
            Account equal to twenty percent (20%) of the Participant's Cash Incentive Compensation Award that is deferred under Section 6.1 of the
            Plan for a Plan Year by the Participant and is, at the time of making the deferral election, elected to be invested in the Participant's IR Stock
            Account.  Supplemental Contributions shall be available and credited only to Participants whose job category indicates specified ownership guidelines as determined by the Compensation Committee in its sole and absolute discretion.

            Notwithstanding any other provision of the Plan to the contrary, to the extent a Participant elects to change his deemed investment from the
            IR Stock Account to any one or more investment options provided under the Plan with respect to all or any portion of a Cash Incentive
            Compensation Award for which the Participant was credited with a Supplemental Contribution before the related Supplemental
            Contribution is vested, such Supplemental Contribution and any related earnings shall be forfeited."

7.        Effective January 1, 2004, Section 6.2 is hereby amended to read as follows:

          "6.2            Supplemental Contribution Accounts.  The Administrative Committee shall establish and maintain a separate Supplemental
           Contribution Account for each Plan Year for each Participant who receives a Supplemental Contribution for such Plan Year.  All
           Supplemental Contributions shall be credited to the Participant's Supplemental Contribution Account on the same date that the Participant's
           Deferral Amount applicable to a Cash Incentive Compensation Award for which the Supplemental Contribution is being made is credited to the Participant's Deferral Account pursuant to Section 6.1.  All of a Participant's Supplemental Contributions shall be deemed to be invested in, and shall remain deemed to be invested in, IR Stock in the Participant's Supplemental Contribution Account until the Participant completes an Election Form to the effect that all or a portion of the Participant's vested Supplemental Contribution Account will be deemed to be invested in one or more of the investment options under the Investment Option Subaccounts or until such amounts are distributed in cash from the Plan.

           All Supplemental Contributions shall initially be credited to a Participant's Supplemental Contribution Account in units or fractional units of
           IR Stock.  The value of each unit shall be determined each business day and shall equal the closing price of one share of IR Stock on the
           New York Stock Exchange-Composite Tape.  On each date that Supplemental Contributions are credited to a Participant's Supplemental
           Contribution Account, the number of units to be credited shall be determined by dividing the number of units by the value of a unit on such date.

          Dividends paid on IR Stock shall be reflected in a Participant's Supplemental Contribution Account by the crediting of additional units or fractional units.  Such additional units or fractional units shall equal the value of the dividends based upon the closing price of one share of IR
          Stock on the New York Stock Exchange-Composite Tape on the date such dividends are paid.

          To the extent a Participant completes an Election Form to make a deemed investment in one or more of the investment options under the
          Investment Option Subaccounts, a Participant's vested Supplemental Contribution Account shall be credited as follows:

        (a)     On the day a Participant makes a deemed investment election in one of the Investment Option Subaccounts, the Administrative
                 Committee shall credit the Investment Option Subaccounts of the Participant's Supplemental Contribution Account with an amount in accordance with the Participant's Election Form; that is, the portion of the Participant's Supplemental Contribution Account that the
                 Participant has elected to be deemed to be invested in a certain type of investment option shall be credited to the Investment Option
                 Subaccount corresponding to that investment option.

        (b)    Each business day, each Investment Option Subaccount of a Participant's Supplemental Contribution Account shall be adjusted for earnings or losses in an amount equal to that determined by multiplying the balance credited to such Investment Option Subaccount as of the prior day plus contributions credited that day to the Investment Option Subaccount by the Return for the corresponding investment option."

8.             Effective September 20, 2004Section 10.10 is hereby amended to read as follows:

                "10.10            Notice.  Any notice or filing required or permitted to be given to the Administrative Committee shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the Company at 155 Chestnut Ridge Road, Montvale, NJ 07645,
                  directed to the attention of the Senior Vice President, Human Resources. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice to the
                  Participant shall be addressed to the Participant at the Participant's residence address as maintained in the Company's records. Any party may change the address for such party here set forth by giving notice of such change to the other parties pursuant to this Section."

9.           Except as specifically set forth herein, all other terms of the Plan shall remain in full force and effect and are hereby ratified in all respects.

              IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative on this
             10thday of March, 2005.

                                                                                                                                     INGERSOLL-RAND COMPANY

                                                                                                                                     By: /s/ Timothy McLevish_____________________
                                                                                                                                            Timothy McLevish
                                                                                                                                            Senior Vice President and Chief Financial Officer